UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2014

MOODY’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, "Results of Operations and Financial Condition"

On October 24, 2014, Moody's Corporation (the "Registrant") announced its financial results for the quarter ended September 30, 2014.  A copy of the press release containing the announcement is included as Exhibit 99.1.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the press release, the press release also includes non-GAAP financial measures (as defined under Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and a reconciliation of those numbers to GAAP.

As stated in the press release, as of October 24, 2014, non-GAAP Earnings Per Share guidance for fiscal year 2014, which excludes the impact of a gain on ICRA Ltd. and a legacy tax benefit, is $3.95 to $4.05. Earnings Per Share guidance for fiscal year 2014 is $4.34 to $4.44 on a GAAP basis, including the impact of the $0.36 gain on ICRA Ltd. and the $0.03 legacy tax benefit. The foregoing non-GAAP financial measure should be considered in addition to, not as a substitute for or superior to, EPS prepared in accordance with GAAP as more fully discussed in the Registrant’s financial statements and filings with the Securities and Exchange Commission.

The information contained in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Item 9.01, "Financial Statements and Exhibits"

(d)  Exhibits

               99.1         Press release of Moody's Corporation dated October 24, 2014, announcing results for the quarter ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY'S CORPORATION

		By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date:	October 24, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Moody's Corporation dated October 24, 2014, announcing results for the quarter ended September 30, 2014.